Exhibit 99.1

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site FUEL SYSTEMS SOLUTIONS, INC. and follow the instructions to obtain your records and to create an electronic ATTN: MICHAEL HELFAND voting instruction form. 780 THIRD AVENUE, 25TH FLOOR ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS NEW YORK, NY 10017 If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E00696-Z67315 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY FUEL SYSTEMS SOLUTIONS, INC. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1. MERGER Whitehorse PROPOSAL. Merger Sub To Inc. approve the merger and adopt and Fuel the Systems merger Solutions, agreement, Inc. dated, as amended by amendment no. 1 there to dated as of March 6, 2016, as the same as of may September be amended 1, 2015, from time by and to time. among Westport Innovations Inc., ! ! ! 2. AMENDMENTS TO NON-EMPLOYEE DIRECTORS’ RESTRICTED STOCK AWARDS PROPOSAL. To approve amendments to awards of restricted stock ! ! ! issued to Fuel Systems’ non-employee directors providing that the vesting date shall be the earlier of the vesting date set forth in the award or a change in control of Fuel Systems. 3. ADVISORY COMPENSATION PROPOSAL. To approve, on an advisory (non-binding) basis, the payments that will or may be paid by Fuel Systems ! ! ! to its named executive officers in connection with the merger. 4. ADJOURNMENT PROPOSAL. To approve any motion to adjourn the Fuel Systems special meeting, if necessary to solicit additional proxies if there ! ! ! are not sufficient votes to approve the merger proposal at the time of the Fuel Systems special meeting. For address changes and/or comments, please check this box and write them on the back where indicated. ! Please indicate if you plan to attend this meeting. ! ! Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement/Prospectus filed in connection with the merger and Special Meeting is available at www.proxyvote.com. E00697-Z67315 PROXY FUEL SYSTEMS SOLUTIONS, INC. SPECIAL MEETING OF STOCKHOLDERS – MARCH 22, 2016 The undersigned stockholder of Fuel Systems Solutions, Inc. (“Fuel Systems”) hereby nominates, constitutes and appoints Mariano Costamagna and Pietro Bersani, and each of them, the attorney, agent, and proxy of the undersigned, with full powers of substitution, to vote all stock of Fuel Systems which the undersigned is entitled to vote at the Special Meeting of Stockholders of Fuel Systems to be held at the offices of Day Pitney LLP, 7 Times Square, 20th floor, New York, New York 10036 on [●], 2016 at [●] Eastern Time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE MERGER PROPOSAL, “FOR” THE AMENDMENTS TO NON- EMPLOYEE DIRECTORS’ RESTRICTED STOCK AWARDS PROPOSAL, “FOR” THE ADVISORY COMPENSATION PROPOSAL, AND “FOR” THE ADJOURNMENT PROPOSAL. THE PROXY CONFERS AUTHORITY AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, UNLESS CONTRARY INSTRUCTIONS ARE INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side